SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of report (Date of earliest event reported) May 15, 2003

                            ATX COMMUNICATIONS, INC.
               (Exact Name of Registrant as Specified in Charter)


Delaware                          000-49899           13-4078506
(State or Other Jurisdiction      (Commission        (IRS Employer
Of Incorporation)                 File Number)        Identification No.)



50 Monument Road, Bala Cynwyd, Pennsylvania               19004
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(Address of principal executive offices)               (Zip Code)

                                 (610) 668-3000
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              (Registrant's telephone number, including area code)



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Item 9.  Regulation FD Disclosure

In accordance with SEC Release No. 33-8216, the following information, intended to be furnished under "Item 12. Results of Operations and Financial Condition," is instead furnished under "Item 9. Regulation FD Disclosure." The information in this Form 8-K and the exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

In a Press Release, dated May 15, 2003, ATX Communications, Inc. announced its consolidated operating results for the quarter ended March 31, 2003. The full text of the press release is attached to this report as Exhibit 99.1.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          ATX Communications, Inc.
                          (Registrant)


                          By:  /s/  Neil Peritz
                               ------------------------
                          Name:  Neil Peritz
                          Title: Senior Vice President- Controller and Treasurer
                                 (Principal Accounting Officer)


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                                 EXHIBIT INDEX

Exhibit Number            Description

99.1                      Press Release, dated May 15, 2003